Exhibit 10.4

Line No.:

Promissory Note

I.	The CTBC Bank or its designated representative with this note shall be unconditionally paid NTD 150,000,000 on (MM) (DD), (YY).

II.

Beginning at the date of issuance, the note shall:
☐ be paid with interest on a monthly basis at an annual fixed interest rte of %.

☐ be paid with interest on a monthly basis at an annual rate of benchmark interest rate % fixed or adjusted at any time by the CTBC Bank plus annual interest %.

☒ be paid with interest at the rate agreed individually.
☐Other:

III.	For any installment repayment delayed for a period of less than 180 days （inclusive）: the repayment amount due in that period （including the amortized principal + interest due） x agreed interest rate x days delayed / 365 days x 1.1. For any repayments delayed for more than 180 days: the repayment amount due in that period （including the amortized principal + interest due） x agreed interest rate x days delayed / 365 days x 1.2. For failure of any repayment of principal when due for less than 180 days （inclusive）: the total outstanding unpaid principal on the maturity date x agreed interest rate x days defaulted / 365 days x 0.1. For failure of any repayment of principal when due for more than 180 days: the total outstanding unpaid principal on the maturity date x agreed interest rate x days defaulted / 365 days x 0.2.

IV.	The note shall be deemed as the certificate of protest waived, and shall be deemed as an exemption from the notification obligation under Clause 89 of Law of Negotiable Instruments.

V.	Place of payment: CTBC Bank Co., Ltd. Dunbei Branch.

VI.	The foreign currency of the note shall be changed into TWD referring to the current rate at the date of redemption at Branch of Bank.

Drawer:	Person in charge:	(Signature and seal)

Drawer:	Person in charge:	(Signature and seal)

Drawer:	Person in charge:	(Signature and seal)

Drawer:	Person in charge:	(Signature and seal)

Drawer:	Person in charge:	(Signature and seal)

11th December, 2018

Director	Check

Pay the face amount to or its designated representative. Endorsor Address Year Month Date	(Signature and seal)
Promissory note guarantor Address Year Month Date	(Signature and seal)
Promissory note guarantor Address Year Month Date	(Signature and seal)